Virtus ETF Trust II (the “Trust”)

Supplement dated January 1, 2025, to the

Summary and Statutory Prospectuses (the “Prospectuses”) and Statement of Additional Information (“SAI”)

for Virtus AlphaSimplex Managed Futures ETF (the “Fund”)

dated November 28, 2024, as supplemented

Important Notice to Investors

Effective January 1, 2025, Virtus Alternative Investment Advisers, LLC (“VAIA”) has replaced Virtus ETF Advisers LLC (“VEA”) as the investment adviser to the Fund. As a result, also effective January 1, 2025, VEA’s rights and obligations under the investment advisory and subadvisory agreements for the Trust have been transferred to, and assumed by, VAIA. Both VAIA and VEA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc. No changes have been made to (i) the investment advisory fee rates payable by the Fund or (ii) the Fund’s subadviser or the portfolio managers managing the Fund.

In the Fund’s Prospectuses and SAI, all references to VEA as the investment adviser are hereby changed to reference VAIA, and all references to the Fund’s subadviser being an affiliate of VEA are hereby changed to state that the subadviser is an affiliate of VAIA.

The following disclosure regarding VAIA replaces the first paragraph of the disclosure in the section “Management of the Fund – Investment Adviser” of the Fund’s Statutory Prospectus and the first paragraph of the disclosure in the section “Management Services – Adviser” of the Fund’s’ SAI:

Virtus Alternative Investment Advisers, LLC (formerly known as Virtus Alternative Investment Advisers, Inc.) (“VAIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Fund. VAIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for two mutual funds. VAIA has acted as an investment adviser for over 14 years. As of September 30, 2024, VAIA had approximately $2.9 billion in assets under management.

Investors should retain this supplement for future reference.